Exhibit 99.4

ARTICLES OF AMENDMENT

TO THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

MINTO BUILDERS (FLORIDA), INC.

WITH RESPECT TO

CONVERTIBLE SPECIAL VOTING STOCK

i

ARTICLES OF AMENDMENT

TO THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

MINTO BUILDERS (FLORIDA), INC.

WITH RESPECT TO 920,000 SHARES OF

CONVERTIBLE SPECIAL VOTING STOCK

The undersigned hereby certify to the State of Florida Department of State that:

FIRST:  The name of the corporation is Minto Builders (Florida), Inc. (the “Corporation”).

SECOND: Under a power contained in Section 607.0602 of the Florida Business Corporation Act and Article III of the Corporation’s Second Amended and Restated Articles of Incorporation, as heretofore amended (which, as hereafter restated or amended from time to time, are together with these Articles of Amendment herein called the “Articles”), the Board of Directors, by resolution duly adopted through a unanimous written consent dated October 11, 2005, classified and designated 920,000 shares of unissued capital stock, par value $0.01 per share, of the Corporation as Convertible Special Voting Stock with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, which hereafter shall be deemed to be a part of Article III of the Articles, with any necessary or appropriate changes to the enumeration or lettering of any section or subsection thereof.

1.                                       Designation.  A series of Preferred Stock, designated as “Convertible Special Voting Stock” (the “Voting Shares”), is hereby established.  The number of shares constituting such series shall be 920,000.  The par value of the Voting Shares is $0.01 per share, which is not a change in the par value of the Voting Shares as set forth in the Articles.  All capitalized terms used in the terms of the Voting Shares (the “Articles of Amendment”) and not otherwise defined shall have the meaning given to such terms in Paragraph 15 hereof.

2.                                       Rank. The Voting Shares shall, with respect to rights to the payment of dividends and/or the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, rank (a) senior to the common stock, par value $1.00 per share, of the Corporation (“Common Stock”) and any other class or series of capital stock issued by the Corporation the terms of which provide that such class or series of capital stock shall rank junior to such Voting Shares as to the payment of dividends and/or the distribution of assets upon any liquidation, dissolution or winding up of the Corporation (“Junior Stock”); (b) on a parity with any other class or series of capital stock issued by the Corporation other than those referred to in clauses (a) and (c) that specifically provide that such class or series of capital stock ranks, as to the payment of dividends and/or the distribution of assets upon any liquidation, dissolution or winding up of the Corporation, on a parity with the Voting Shares (“Parity Stock”); and (c) junior to the Series B Cumulative Non-Voting Preferred Stock, par value $0.01 per share (the “Series B Preferred Shares”), the Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Shares”) and the Series C Junior Cumulative Redeemable Preferred Stock (the “Series C Preferred Shares”) and any other class or series of capital stock issued by the Corporation, the terms of which specifically provide that such class or series, as to the payment of dividends and/or the distribution of assets upon any liquidation, dissolution or winding up of the Corporation, ranks senior to the Voting Shares (“Senior Stock”).  The term “capital stock” shall not include convertible debt securities.

3.                                       Liquidation Preference.

(a)                                  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, the holders of Voting Shares shall be entitled, out of assets of the Corporation legally available for distribution to its shareholders remaining after payment or provisions for payment of the Corporation’s debts and other liabilities and subject to the rights of other holders of any class or series of Parity Stock or Senior Stock but before any distribution is made on any class or series of Junior Stock, to a liquidating amount in cash (the “Liquidation Amount”) equal to $0.01 per share and thereafter shall share ratably with holders of Common Stock in any distribution of assets of the Corporation.

(b)                                 If, upon any such voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Corporation, the assets of the Corporation legally available for distribution to its shareholders are insufficient to permit the payment of the Liquidation Amount in full, then the entire assets of the Corporation remaining after the payment of, or provision for the payment of, the Corporation’s debts and other liabilities shall be distributed among the holders of the Voting Shares ratably in proportion to the full preferential amounts to which they would otherwise be respectively entitled on account of their Voting Shares.  In the event that there are outstanding any shares of any class or series of Parity Stock at the time of any such voluntary or involuntary liquidation, dissolution or winding-up, all payments of liquidating distributions on the Voting Shares and such other class or series of Parity Stock shall be made so that the payments on the Voting Shares and such other class or series of Parity Stock shall in all cases bear to each other the same ratio that the respective rights of the Voting Shares and such other class or series of Parity Stock (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Stock does not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Corporation bear to each other.  The liquidation preference of the outstanding Voting Shares will not be added to the liabilities of the Corporation for purposes of determining whether under Florida law, a distribution by dividend, redemption or otherwise, may be made to shareholders of the Corporation whose preferential rights upon liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, are junior to those of holders of Voting Shares.

(c)                                  A consolidation or merger of the Corporation with or into any other corporation or corporations (a “merger”), or a Sale of the Corporation, or the effectuation by the Corporation of a transaction or a series of related transactions in which more than fifty percent (50%) of the Voting Power of the Corporation is transferred (a “reorganization”) shall be deemed not to constitute a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 3.  Any reorganization of the Corporation required by any court or administrative body in order to comply with any provision of law shall be deemed to be an involuntary liquidation, dissolution or winding up of the Corporation unless the preferences, qualifications, limitations, restrictions and special or relative rights granted to the holders of Voting Shares are not adversely affected by such reorganization.

(d)                                 Written notice of any such liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 or more than 60 days prior to the payment date stated therein, to each record holder of the Voting Shares at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation.

(e)                                  After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Voting Shares shall have no right or claim to any of the remaining assets of the Corporation.

4.                                       Voting.  The Voting Shares (voting together as a single class with all Common Stock) will be entitled to cast 0.99 votes per Voting Share with respect to all matters on which the holders of Common Stock are entitled to vote.

5.                                       Conversion Into Common Stock.

(a)                                  Each holder of Voting Shares will have the right at any time on or after November 15, 2005, at the holder’s option, to convert all or any of the Voting Shares held of record by the holder into one fully paid and non-assessable share of Common Stock for each Voting Share converted.

(b)                                 (i)                                     In order to exercise the conversion privilege, the holder of each Voting Share to be converted must surrender the certificate representing that share to the conversion agent for the Voting Shares appointed by the Corporation (which may be the Corporation itself), with a notice of election to convert on the back of that certificate duly completed and signed, at the principal office of the conversion agent.  If the shares issuable on conversion are to be issued in a name other than the name in which the Voting Shares are registered, each share surrendered for conversion must be accompanied by an instrument of transfer, in form satisfactory to the Corporation, duly executed by the holder or the holder’s duly authorized attorney and by funds in an amount sufficient to pay any transfer or similar tax which is required to be paid in connection with the transfer or evidence that that tax has been paid.

(ii)                                  As promptly as practicable after the surrender by a holder of certificates representing Voting Shares in accordance with this Paragraph 5(b), the Corporation will issue and will deliver to the holder at the office of the conversion agent, or as otherwise directed in writing by the holder, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of the Voting Shares.

(iii)                               Each conversion will be deemed to have been effected immediately prior to the close of business on the date on which all the conditions specified in Paragraph 5(b)(i) have been satisfied, and the person in whose name a certificate for shares of Common Stock is to be issued upon a conversion will be deemed to have become the holder of record of the shares of Common Stock represented by that certificate at that time.  All shares of Common Stock delivered upon conversion of Voting Shares will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.  Upon the surrender of certificates representing Voting Shares for conversion and compliance with all the other requirements of Paragraph 5(b)(i), the shares represented by those certificates will no longer be deemed to be outstanding and all rights of the holder with respect to those shares will immediately terminate, except the right to receive the Common Stock or other securities, cash or other assets to be issued or distributed as a result of the conversion.

(c)                                  No fractional shares of Common Stock will be issued upon conversion of Voting Shares.

(d)                                 If there is a reclassification or change of outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or a merger or consolidation of the Corporation with any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock, or a sale or transfer of all or substantially all of the assets of the Corporation, upon any subsequent conversion of Voting Shares, each holder of the Voting Shares will be entitled to receive the kind and amount of securities, cash and other property which the holder would have received if the holder had converted the Voting Shares into

Common Stock immediately before the first of those events and had retained all the securities, cash and other assets received as a result of all those events.

(e)                                  The Corporation will at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued shares of Common Stock or the issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversion of the Voting Shares, the maximum number of shares of Common Stock which the Corporation would be required to deliver upon the conversion of all the outstanding Voting Shares.

6.                                       Preemptive Rights.  The Voting Shares will have no preemptive rights.

7.                                       Exclusion of Other Rights.  Except as may otherwise be required by law or provided by contract, the Voting Shares shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in these Articles of Amendment.

8.                                       Identical Rights.  Each of the Voting Shares shall have the same relative rights and preferences as, and shall be identical in all respects with, all other Voting Shares.

9.                                       Certificates.  So long as the Corporation is authorized to issue shares of more than one class, each certificate issued by the Corporation shall state that the Corporation shall furnish a full statement of (a) the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class that the Corporation is authorized to issue, (b) the differences in the relative rights and preferences among the shares of each series to the extent they have been set and (c) the authority of the Board of Directors to set the relative rights and preferences of subsequent series to a holder of shares on request and without charge and (ii) that the holder of the shares evidenced by such certificate is subject to the provisions of the Shareholders Agreement and Supplemental Shareholders Agreement.  In the case of any lost, destroyed or stolen certificate, the Corporation shall issue a replacement certificate to the record holder thereof upon delivery by such holder to the Corporation, in form and substance reasonably satisfactory to the Corporation, of an affidavit of loss and an indemnification agreement covering the Corporation against damages arising out of the issuance of such replacement certificate.

10.                                 Amendments.  Any provision of these terms of the Voting Shares may be amended, modified or waived if and only if the holders of the Requisite Percentage of Voting Shares have consented in writing or by an affirmative vote to such amendment, modification or waiver of any such provision of these Articles of Amendment.

11.                                 Definitions.

“Articles” shall mean the Articles of Incorporation of the Corporation originally filed with the State of Florida Department of State on December 8, 1977 and as further amended thereafter.

“Articles of Amendment” shall mean these Articles of Amendment filed by the Corporation in the office of the State of Florida Department of State designating the Voting Shares.

“Board of Directors” shall mean the Board of Directors of the Corporation.

“Common Stock” shall have the meaning set forth in Paragraph 2.

“Corporation” shall mean Minto Builders (Florida), Inc., a Florida corporation.

“Person” shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, limited liability company, joint stock company, and any government, governmental department or agency or political subdivision thereof or any other entity.

“Requisite Percentage” shall mean, as of any time, the holders of 50% of the Voting Shares outstanding at that time.

“Sale of the Corporation” shall mean a single transaction or a series of related transactions pursuant to which (i) a Person or Persons acquire all or substantially all of the shares of beneficial interest or assets of the Corporation or the Corporation’s Subsidiaries; and (ii) the shareholders of the Corporation immediately prior to such transaction do not as a group hold at least fifty percent (50%) of the economic interest and Voting Power of such acquiring Person or Persons upon the completion of such transaction.

“Series A Preferred Shares” shall have the meaning set forth in Paragraph 2 hereof.

“Series B Preferred Shares” shall have the meaning set forth in Paragraph 2 hereof.

“Series C Preferred Shares” shall have the meaning set forth in Paragraph 2 hereof.

“Shareholders Agreement” shall mean that agreement to be entered into among the Corporation, Inland and Minto (Delaware), LLC, a Delaware limited liability company, dated as of October 11, 2005.

“Supplemental Shareholders Agreement” shall mean that agreement to be entered into between Inland and Minto (Delaware), LLC, a Delaware limited liability company, dated as of October 11, 2005.

“Subsidiary” shall mean any Person that the Corporation now or hereafter shall at the time own, directly or indirectly through another Person, at least a majority of the outstanding capital stock or equity interest (or other beneficial interest) or a majority of the Voting Power of such Person; and the term “Subsidiaries” shall mean all of such Persons collectively.

“Voting Power” shall mean voting securities or other voting interests ordinarily (and apart from rights accruing under special circumstances) having the right to vote generally in the election of directors or persons performing substantially equivalent tasks and responsibilities.

“Voting Shares” shall have the meaning set forth in the Paragraph 1 hereof.

12.                                 Severability of Provisions.  If any right, preference or limitation of the Voting Shares set forth in these Articles of Amendment (as such Articles of Amendment may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights preferences and limitations set forth in these Articles of Amendment (as so amended) which can be given effect without implicating the invalid, unlawful or unenforceable right preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other right, preference or limitation unless so expressed herein.

THIRD:  The Voting Shares have been classified and designated by the Board of Directors under the authority contained in the Articles.

FOURTH:  These Articles of Amendment contain amendments to the Corporation’s Articles of Incorporation requiring shareholder approval and the sole shareholder of the Corporation, by resolution duly adopted by written consent effective as of October 11, 2005, has cast a number of votes sufficient for approval of these Articles of Amendment.  Further, the Board of Directors of the Corporation, by resolution duly adopted by written consent effective as of October 11, 2005, approved these Articles of Amendment.

FIFTH:  Each of the undersigned acknowledges these Articles of Amendment to be the act of the Corporation and, as to all matters and facts required to be verified under oath each of the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on this 11th day of October, 2005.

MINTO BUILDERS (FLORIDA), INC.

	By:	/s/	J. Eric McKinney
	Name:		J. Eric McKinney
Title: Executive Vice President

	By:	/s/ Peter Goring
	Name:		Peter Goring
Title: Executive Vice President

ATTEST:

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